PROSPECT STREET INCOME SHARES INC.

13455 Noel Road, Ste. 1300
Dallas, TX 75240


                               PROSPECT STREET(R)
                               INCOME SHARES INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                             [PROSPECT STREET LOGO]

CONTENTS

  1  Letter to Shareholders
  2  Schedule of Investments
  6  Statement of Net Assets
  7  Statement of Operations
  8  Statement of Cash Flows
  9  Statements of Changes in Net Assets
 10  Financial Highlights
 11  Notes to Financial Statements

This report has been prepared for the information of shareholders of Prospect Street Income Shares Inc.

                                                               February 18, 2003

LETTER TO SHAREHOLDERS

Dear Shareholders:

    We are pleased to provide you with our report for the year ended December 31, 2002. On December 31, 2002, the net asset value of the Fund was $5.90 per share, as compared to $6.77 on December 31, 2001. On December 31, 2002, the closing market price of the Fund's shares on the New York Stock Exchange was $5.45 per share, as compared to $6.44 on December 31, 2001. The Fund declared distributions to common stock shareholders of $0.66 per share related to earnings for the year ended December 31, 2002. In addition, in January of 2002, the Fund paid a dividend to common shareholders of $0.17 related to earnings from the fourth quarter of 2001.

THE FIXED INCOME MARKET:

    As reported by AMG Data Services, taxable bond mutual funds experienced a net inflow of $133.50 billion for the year ended December 31, 2002, as compared to a net inflow of $86.0 billion for the year ended December 31, 2001.

    The investment grade market, as measured by the CSFB Liquid U.S. Corporate Index, generated a total return of approximately 10.96% for the twelve-month period ended December 31, 2002. At December 31, 2002, the index traded at an average spread of 158.00 basis points over comparable U.S. Government securities.

    The high yield market, as measured by the CSFB High Yield Index, generated a total return of approximately 3.10% for the twelve-month period ended December 31, 2002. At December 31, 2002 the CSFB High Yield Index traded at an average spread of 947 basis points over comparable U.S. Government securities.

THE FUND'S INVESTMENTS:

    The total return on the Fund's per share market price for the year ended December 31, 2002, including the distributions paid in January 2002, which was related to earnings generated by the Fund in the fourth quarter of 2001, was approximately (2.48%)(1). Not including the January 2002 dividend and not assuming reinvestment of dividends, the total return on the Fund's per share market price for the year ended December 31, 2002 was approximately (5.12%)(1). The total return on the Fund's per share net asset value for the year ended December 31, 2002, including the dividend paid in January 2002 which was related to earnings generated by the Fund in the fourth quarter of 2001, was approximately (.59%)(1). Not including the January 2002 distributions the total return on the Fund's per share net asset value for the year ended December 31, 2002 was approximately (3.10%)(1). The variation in total returns is attributable to the decrease in the market price of the Fund's shares of approximately (15.37%) relative to a decrease in the net asset value of the Fund's shares of approximately (12.85%) during the period.

    As of December 31, 2002, the Fund invested in 62 issuers representing 23 industry groups. Cash and short-term investments represented approximately 8.76% of the Fund's holdings as it relates to both common and preferred stockholders. The average cost of the Fund's high yield securities was 98.15% of par with an average coupon of 9.02%, and a weighted average maturity of 11.52 years.

CUSTODIAN:

    Effective January 15, 2003, State Street Bank and Trust Company replaced JP Morgan Chase as custodian for the Fund.

DIVIDEND DECLARATION:

    On December 6, 2002, our Board of Directors declared a dividend of $0.15 per common share, payable on January 15, 2003, to shareholders of record on December 31, 2002.

Respectfully submitted,

-s- JAMES DONDERO
James Dondero
President

-s- MARK OKADA
Mark Okada
Executive Vice President

---------------

(1) Total return calculations for the Fund assume that distributions are not reinvested.

PROSPECT STREET INCOME SHARES INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

FIXED INCOME -- 136.18%(A)

                                                                                 Ratings(c)
                                                                            --------------------
Principal                                                                   Standard                   Value
  Amount      Description                                                   & Poor's    Moody's      (Note 1a)
----------    -----------                                                   --------    --------    ------------
              AEROSPACE AND DEFENSE -- 6.97%
$  932,900    Airplanes Pass Thru, 8.15%, 3/15/2019, BOND...............    CCC         Caa3        $    163,258
 2,250,000    American Airlines 1991-A Pass Thru, 10.18%, 1/2/2013,
                BOND....................................................    BB-         B2             1,269,630
   621,789    Atlantic Coast Airlines Pass Thru, 8.75%, 1/1/2007(b),
                BOND....................................................    B-          B1               507,728
   587,531    Atlas Air Inc., 8.77%, 7/2/2012, BOND.....................    B-          Caa1             228,631
 1,000,000    Northrop Grumman Corp., 9.38%, 10/15/2024, BOND...........    BBB-        Baa3           1,112,752
 1,000,000    Sabreliner Corporation, 11.00%, 6/15/2008(b), BOND........    B           Ca               700,000
                                                                                                    ------------
                                                                                                       3,981,999
                                                                                                    ------------
              AUTOMOBILE -- 4.48%
 1,000,000    Auburn Hills Trust, 12.38%, 5/1/2020, BOND................    BBB+        A3             1,502,057
 1,000,000    Visteon Corp., 8.25%, 8/1/2010, BOND......................    BBB         Baa2           1,061,051
                                                                                                    ------------
                                                                                                       2,563,108
                                                                                                    ------------
              BANKING -- 13.14%
 2,000,000    Countrywide Cap., 8.00%, 12/15/2026, BOND.................    BBB+        Baa1           2,208,634
 2,000,000    Ford Motor Credit Med. Note, 9.03%, 12/30/2009, BOND......    BBB         A3             2,124,744
 1,000,000    Montell Finance Co., 8.10%, 3/15/2027(b), BOND............    BBB-        Baa3             966,167
 2,000,000    Washington Mutual, 8.38%, 6/1/2027, BOND..................    BBB-        Baa1           2,209,314
                                                                                                    ------------
                                                                                                       7,508,859
                                                                                                    ------------
              BEVERAGE, FOOD AND TOBACCO -- 3.82%
 2,000,000    RJ Reynolds Tobacco Hldg., 7.75%, 5/15/2006, BOND.........    BBB-        Baa3           2,180,892
                                                                                                    ------------
                                                                                                       2,180,892
                                                                                                    ------------
              BROADCASTING AND ENTERTAINMENT -- 19.86%
 1,500,000    CF Cable TV Inc., 9.13%, 7/15/2007, BOND..................    BB          Ba3            1,580,790
 1,500,000    Clear Channel Communications, 7.25%, 10/15/2027, BOND.....    BBB-        Baa3           1,604,923
   500,000    Cybernet Internet Svcs., 14.00%, 7/1/2009, BOND*..........    NR          Ca                    50
 1,500,000    Innova S DE R.L., 12.88%, 4/1/2007, BOND..................    B-          B3             1,305,000
 1,000,000    Liberty Media Corp., 8.50%, 7/15/2029, BOND...............    BBB-        Baa3           1,079,335
 1,000,000    Tele Communications Inc., 9.80%, 2/1/2012, BOND...........    BBB         Baa3           1,202,023
 1,750,000    Tele Communications Inc., 10.13%, 4/15/2022, BOND.........    BBB         Baa3           2,009,539
 1,500,000    Time Warner Entertainment, 10.15%, 5/1/2012, BOND.........    BBB+        Baa1           1,892,920
 1,000,000    XM Satellite Radio, 14.00%, 3/15/2010, BOND...............    CCC-        Caa1             680,000
                                                                                                    ------------
                                                                                                      11,354,580
                                                                                                    ------------
              BUILDINGS AND REAL ESTATE -- 15.98%
 2,000,000    Bradley Operating, 7.20%, 1/15/2008, BOND.................    BBB-        Baa3           2,047,098
 1,500,000    Colonial Realty LP, 8.82%, 2/7/2005, BOND.................    BBB-        Baa3           1,673,828
 1,750,000    Rouse Company, 8.43%, 4/27/2005, BOND.....................    BBB         Baa3           1,899,808
 2,130,000    Simon Property Group, 6.88%, 10/27/2005, BOND.............    BBB+        Baa2           2,317,862
 1,000,000    SUSA Partnership LP, 7.45%, 7/1/2018, BOND................    A           Aaa            1,193,400
                                                                                                    ------------
                                                                                                       9,131,996
                                                                                                    ------------

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

FIXED INCOME (CONTINUED)


                                                                                 Ratings(c)
                                                                            --------------------
Principal                                                                   Standard                   Value
  Amount      Description                                                   & Poor's    Moody's      (Note 1a)
----------    -----------                                                   --------    --------    ------------
              CARGO TRANSPORT -- 1.41%
$1,000,000    Interpool, Inc., 9.88%, 2/15/2027, BOND...................    BB          B1          $    806,180
                                                                                                    ------------
                                                                                                         806,180
                                                                                                    ------------
              CHEMICALS, PLASTICS AND RUBBER -- 9.67%
 2,000,000    Cytec Industries, 6.75%, 3/15/2008, BOND..................    BBB         Baa2           2,052,992
 1,000,000    Equistar Chemical LP, 8.75%, 2/15/2009, BOND..............    BB          B1               875,000
 1,000,000    RPM Inc. Ohio, 7.00%, 6/15/2005, BOND.....................    BBB         Baa3           1,056,827
 1,500,000    Union Carbide Inc., 8.75%, 8/1/2022, BOND.................    A           Baa2           1,544,994
                                                                                                    ------------
                                                                                                       5,529,813
                                                                                                    ------------
              DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 2.74%
 1,500,000    Herbst Gaming, 10.75%, 9/1/2008, BOND.....................    B           B3             1,567,500
                                                                                                    ------------
                                                                                                       1,567,500
                                                                                                    ------------
              ECOLOGICAL -- 4.48%
 2,600,000    Toro Company, 7.80%, 6/15/2027, BOND......................    BBB-        Baa3           2,558,036
                                                                                                    ------------
                                                                                                       2,558,036
                                                                                                    ------------
              ELECTRONICS -- 0.18%
 1,000,000    Reptron Electronics Inc., 6.75%, 8/1/2004, BOND...........    B-          NR               101,250
                                                                                                    ------------
                                                                                                         101,250
                                                                                                    ------------
              FINANCE -- 7.25%
 2,000,000    Bankamerican Instl. Cap., 8.07%, 12/31/2026(b), BOND......    A-          Aa3            2,262,706
 1,000,000    BT Cap. Trust, 7.90%, 1/15/2027, BOND.....................    A-          A2             1,057,140
 1,000,000    Zions Instl. Cap., 8.54%, 12/15/2026, BOND................    BBB-        Baa1             826,250
                                                                                                    ------------
                                                                                                       4,146,096
                                                                                                    ------------
              GOVERNMENT DEBT -- 0.53%
   255,000    USA Treasury Bonds, 11.63%, 11/15/2004, BOND..............    AAA         Aaa              302,155
                                                                                                    ------------
                                                                                                         302,155
                                                                                                    ------------
              HEALTHCARE, EDUCATION AND CHILDCARE -- 4.37%
 1,700,000    Hanger Orthopedic, 11.25%, 6/15/2009, BOND................    B           B2             1,751,000
 1,000,000    Vertex Pharmaceuticals Inc., 5.00%, 9/19/2007, BOND.......    NR          NR               748,750
                                                                                                    ------------
                                                                                                       2,499,750
                                                                                                    ------------
              HOTELS, MOTELS, INNS, AND GAMING -- 4.04%
 2,000,000    Harrahs Operating Co., 8.00%, 2/1/2011, BOND..............    BBB-        Baa3           2,306,702
                                                                                                    ------------
                                                                                                       2,306,702
                                                                                                    ------------
              MACHINERY (NON-AG, NON-CONSTRUCT, NON-ELECTRONIC) -- 1.22%
 1,000,000    Americo Shelf, 7.85%, 5/15/2003, BOND.....................    CC          Caa2             700,000
                                                                                                    ------------
                                                                                                         700,000
                                                                                                    ------------

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

FIXED INCOME (CONTINUED)


                                                                                 Ratings(c)
                                                                            --------------------
Principal                                                                   Standard                   Value
  Amount      Description                                                   & Poor's    Moody's      (Note 1a)
----------    -----------                                                   --------    --------    ------------
              MINING, STEEL, IRON AND NONPRECIOUS METALS -- 3.63%
$1,500,000    Cyprus Minerals Co., 8.38%, 2/1/2023, BOND................    BBB-        Baa3        $  1,350,264
 1,000,000    Grupo Minero Mexico SA, 8.25%, 4/1/2008, BOND.............    CC          Ca               650,000
 1,000,000    Kaiser Aluminum & Chemical, 12.75%, 2/1/2003, BOND*.......    NR          NR                75,000
                                                                                                    ------------
                                                                                                       2,075,264
                                                                                                    ------------
              OIL AND GAS -- 1.08%
 1,000,000    Energy Corporation of America, 9.50%, 5/15/2007, BOND.....    CCC+        Caa2             620,000
                                                                                                    ------------
                                                                                                         620,000
                                                                                                    ------------
              PERSONAL AND NONDURABLE CONSUMER PRODUCTS -- 1.65%
   905,000    Boise Cascade Corp., 7.50%, 2/1/2008, BOND................    BB+         Baa3             941,245
                                                                                                    ------------
                                                                                                         941,245
                                                                                                    ------------
              PERSONAL TRANSPORTATION -- 5.74%
 2,243,000    Delta Air Lines, 10.79%, 3/26/2014, BOND..................    BB          Ba3            1,458,780
 1,250,000    Delta Air Lines, 10.50%, 4/30/2016, BOND..................    BB          Ba3              893,713
   903,666    Northwest Airlines Corporation, 8.13%, 2/1/2014, BOND.....    BB-         Ba2              547,856
 1,000,000    United Airlines, 10.85%, 7/5/2014, BOND...................    D           Ca               190,380
 1,000,000    United Airlines, 10.85%, 2/19/2015, BOND..................    D           Ca               190,380
                                                                                                    ------------
                                                                                                       3,281,109
                                                                                                    ------------
              RETAIL STORES -- 7.85%
 2,000,000    JC Penney, 6.50%, 12/15/2007, BOND........................    BBB-        Ba3            1,920,000
   919,000    JC Penney, 9.75%, 6/15/2021, BOND.........................    BBB-        Ba3              882,240
 1,500,000    May Department Stores Co., 8.30%, 7/15/2026, BOND.........    A           A2             1,685,409
                                                                                                    ------------
                                                                                                       4,487,649
                                                                                                    ------------
              TELECOMMUNICATIONS -- 6.11%
 3,000,000    Fairpoint Communications, 9.50%, 5/1/2008, BOND...........    B-          Caa1           2,070,000
 1,125,000    Loral Cyberstar, 10.00%, 7/15/2006, BOND..................    CCC+        Caa1             416,250
 1,000,000    Telephone & Data Systems Inc., 8.40%, 2/24/2023, BOND.....    A-          A3             1,006,276
 1,000,000    PF Net Communications, 13.75%, 5/15/2010, BOND*...........    NR          NR                   100
                                                                                                    ------------
                                                                                                       3,492,626
                                                                                                    ------------
              UTILITIES -- 9.98%
 1,000,000    AES Corporation, 8.75%, 6/15/2008, BOND...................    BB-         B3               585,000
 1,000,000    AtmosEnergy Corp., 7.38%, 5/15/2011, BOND.................    A-          A3             1,136,683
 1,500,000    Devon Energy, 10.25%, 11/1/2005, BOND.....................    BBB         Baa2           1,769,838
 1,000,000    Husky Oil Ltd., 8.90%, 8/15/2028, BOND....................    BBB         Ba1            1,104,572
   974,294    Mirant Mid-Atlantic, 10.06%, 12/30/2028, BOND.............    BB          Ba3              672,263
   492,430    Transgas De Occidente SA, 9.79%, 11/1/2010(b), BOND.......    BB          Ba2              438,263
                                                                                                    ------------
                                                                                                       5,706,619
                                                                                                    ------------
              TOTAL FIXED INCOME (COST $85,539,450).....................                              77,843,428
                                                                                                    ------------

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

COMMON STOCK -- 2.55%

                                                                              Value
 Units     Description                                                      (Note 1a)
-------    -----------                                                     -----------
 30,000    Hospitality Properties......................................    $ 1,056,000
 88,522    Hybridon Inc.*..............................................         61,966
 70,342    Micadant PLC*'..............................................              0
  1,000    Motels of America Inc.(b)*'.................................             --
111,940    Motient Corporation*........................................        338,618
                                                                           -----------
           TOTAL COMMON STOCK (COST $2,068,943)........................      1,456,584
                                                                           -----------

PREFERRED STOCK -- 0.01%

 Units     Description
-------    -----------
 10,000    Adelphia Communications*....................................    $      5,000
                                                                           ------------
           TOTAL PREFERRED STOCK (COST $935,000).......................           5,000
                                                                           ------------

WARRANTS -- 0.03%

Units     Description
------    -----------
 6,000    Convergent Communications, 04/01/08(b)*.....................    $         60
   500    Cybernet Internet Services, 07/01/09(b)*'...................               0
 1,000    Epic Resorts, 06/15/05(b)*'.................................               0
92,977    Hybridon Inc., 05/04/03*'...................................               0
11,100    Loral Space & Communications, 12/27/06*.....................             666
17,481    Pathmark Stores, Inc., 09/19/10*............................          13,460
 1,000    PF Net Communications, 05/15/10(b)*'........................               0
 3,000    Wam Net, 03/01/05(b)*.......................................              30
 1,000    XM Satellite Radio, 03/15/10*...............................             500
                                                                          ------------
          TOTAL WARRANTS (COST $395,980)..............................          14,716
                                                                          ------------
          TOTAL COMMON STOCK, PREFERRED STOCK, AND WARRANTS -- 2.59%
            (COST $3,399,923).........................................       1,476,300
                                                                          ------------
          TOTAL INVESTMENTS -- 138.77% (COST $88,939,373).............      79,319,728
                                                                          ------------
          OTHER ASSETS LESS LIABILITIES -- 13.72%.....................       7,840,120
                                                                          ------------
          PREFERRED STOCK -- (52.49%).................................     (30,000,000)
                                                                          ------------
          NET ASSETS APPLICABLE TO COMMON STOCK -- 100%...............    $ 57,159,848
                                                                          ============

(a)Percentages indicated are based on net assets.
   "NR" denotes not rated.
   * Non-income producing security.
   ' Value determined by, or under the direction of, the Fund's Board of Directors.
(b)Rule 144A security -- Private placement securities issued under Rule 144A are exempt from registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund and any resale by the Fund must be exempt transactions, normally to other qualified institutional investors. At December 31, 2002, the market value of these securities aggregated $4,874,954 or 8.5% of net assets applicable to common shareholders.

(c)Ratings of issues shown have not been audited by Deloitte & Touche LLP.

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.

STATEMENT OF NET ASSETS
December 31, 2002

ASSETS:
Investment in securities at value ($88,939,373 at cost)
  (Notes 1 and 3)...........................................    $ 79,319,728
Cash........................................................       7,616,973
Interest and dividend receivable............................       1,839,660
Prepaid assets..............................................          55,917
                                                                ------------
         Total Assets.......................................    $ 88,832,278
                                                                ------------
LIABILITIES:
  Investment advisory fee payable...........................    $     73,456
  Directors' fees payable...................................          10,390
  Dividend payable..........................................       1,452,844
  Other accounts payable and accrued expenses...............         135,740
                                                                ------------
         Total Liabilities..................................    $  1,672,430
                                                                ------------
PREFERRED STOCK:
  Preferred stock, $.01 par value ($25,000 per share
    liquidation preference)
    Authorized -- 1,000,000 shares
    Issued and outstanding -- 1,200 Series T shares (Note
     5).....................................................    $ 30,000,000
                                                                ------------
         Total Preferred Stock..............................    $ 30,000,000
                                                                ------------
NET ASSETS APPLICABLE TO COMMON STOCK:
  Common stock, $1.00 par value --
    Authorized -- 15,000,000 shares
    Issued and outstanding -- 9,685,624 shares..............    $  9,685,624
  Capital in excess of par value............................      86,172,368
  Accumulated net realized loss from security
    transactions............................................     (30,433,350)
  Undistributed net investment income.......................       1,354,851
  Net unrealized depreciation of investments................      (9,619,645)
                                                                ------------
         Net Assets Applicable to Common Stock..............    $ 57,159,848
                                                                ============
  Net asset value per common share outstanding..............    $       5.90
                                                                ============

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:
Interest income.........................................................    $ 7,785,983
Dividend income.........................................................        108,956
Accretion of bond discount..............................................        297,388
                                                                            -----------
         Total Investment Income........................................    $ 8,192,327
EXPENSES:
Investment advisory fee (Note 2)............................    $306,044
Shareholder reporting expenses..............................     112,188
Legal fees and expenses.....................................     133,642
Registration fees...........................................      25,504
Professional fees...........................................      84,537
Insurance expense...........................................      83,121
Fund Administration expense.................................      55,925
Preferred Broker expense....................................      76,128
Directors' fees and expenses (Note 4).......................      42,301
Miscellaneous expenses......................................      63,207
                                                                --------
         Total Expenses.....................................                $   982,597
                                                                            -----------
         Net Investment Income..............................                $ 7,209,730
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments sold...................................    $(1,566,279)
Net change in unrealized depreciation of investments (Note 1)...........     (5,592,811)
                                                                            -----------
         Net realized and unrealized loss on investments................    $(7,159,090)
                                                                            -----------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Distributions to Preferred Stockholders.................................       (564,180)
                                                                            -----------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS......................    $  (513,540)
                                                                            ===========

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.

STATEMENT OF CASH FLOWS
For the year ended December 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received...........................    $  8,083,609
  Operating expenses paid...................................      (1,130,314)
  Purchase of portfolio securities..........................     (25,210,728)
  Sales and maturities of portfolio securities..............      21,881,557
  Net purchases and maturities of short term securities.....          35,980
                                                                ------------
         Net cash provided by operating activities..........    $  3,660,104
                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Common stock distributions from net investment income.....    $ (6,541,967)
  Preferred share dividend payment..........................        (564,180)
  Capital contributions.....................................       1,822,516
                                                                ------------
         Net cash used by financing activities..............    $ (5,283,631)
                                                                ------------
NET DECREASE IN CASH........................................    $ (1,623,527)
CASH, BEGINNING OF YEAR.....................................       9,240,500
                                                                ------------
CASH, END OF PERIOD.........................................    $  7,616,973
                                                                ============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations......    $   (513,540)
  Interest on preferred shares classified as financing
    activities..............................................         564,180
  Change in interest and dividend receivable................         188,670
  Change in investments.....................................      (3,293,191)
  Change in prepaid assets..................................         (16,937)
  Change in accounts payable and accrued expenses...........        (130,780)
  Net realized loss on investments sold.....................       1,566,279
  Net change in unrealized depreciation of investments......       5,592,811
  Accretion of bond discount................................        (297,388)
                                                                ------------
         Net cash provided by operating activities..........    $  3,660,104
                                                                ============

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended      Year Ended
                                                                December 31,    December 31,
                                                                    2002            2001
                                                                ------------    ------------
FROM OPERATIONS:
  Net investment income.....................................    $ 7,209,730     $  7,533,309
  Net realized (loss) on investments sold...................     (1,566,279)     (13,915,145)
  Net change in unrealized depreciation of investments......     (5,592,811)       8,752,590
  Distributions to Preferred Stockholders...................       (564,180)        (392,232)
                                                                -----------     ------------
         Net increase (decrease) in net assets resulting
           from operations..................................    $  (513,540)    $  1,978,522
                                                                -----------     ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued to common stockholders for reinvestment of
    dividends...............................................    $         0     $  1,018,542
                                                                -----------     ------------
         Net increase in net assets resulting from fund
           share transactions...............................    $         0     $  1,018,542
                                                                -----------     ------------
FROM CAPITAL CONTRIBUTIONS:
  Shares issued.............................................    $   260,357     $          0
  Net proceeds from capital contributions...................      1,562,159                0
                                                                -----------     ------------
         Net increase in net assets resulting from capital
           contributions....................................    $ 1,822,516     $          0
                                                                -----------     ------------
FROM DISTRIBUTIONS TO STOCKHOLDERS:
  Distributions to common stockholders from net investment
    income ($0.83 and $0.60 per share, respectively)........    $(7,994,810)    $ (5,596,479)
                                                                -----------     ------------
         Net decrease in net assets resulting from
           distributions....................................    $(7,994,810)    $ (5,596,479)
                                                                -----------     ------------
FROM PREFERRED STOCKHOLDERS TRANSACTIONS:
  Decrease due to preferred stock issuance cost.............    $         0     $   (514,000)
                                                                -----------     ------------
         Net decrease in net assets from preferred stock
           transactions.....................................    $         0     $   (514,000)
                                                                -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    $(6,685,834)    $ (3,113,415)
NET ASSETS:
  Beginning of year.........................................     63,845,682       66,959,097
                                                                -----------     ------------
  End of year (including undistributed net investment income
    of $1,231,786 and $2,016,853, respectively).............    $57,159,848     $ 63,845,682
                                                                ===========     ============

              See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

                                                    Fiscal Year
                                                       Ended            For the Year Ended December 31,(b)
                                                    December 31,    ------------------------------------------
                                                        2002         2001       2000        1999        1998
                                                    ------------    -------    -------    --------    --------
Net asset value, beginning of year................    $  6.77       $  7.21    $  8.49    $   9.70    $  10.75
                                                      -------       -------    -------    --------    --------
Net investment income*............................    $  0.75       $  0.80    $  0.90    $   0.96    $   0.97
Net realized and unrealized gain (loss) on
  investments.....................................    $  (.74)      $ (0.55)   $ (1.28)   $  (1.21)   $  (1.06)
Distributions to Preferred Stockholders...........    $ (0.05)      $ (0.04)        --          --          --
                                                      -------       -------    -------    --------    --------
         Total from investment operations.........    $ (0.04)      $  0.21    $ (0.38)   $  (0.25)   $  (0.09)
Distributions:
Distributions from accumulated net investment
  income
  To common stockholders..........................    $ (0.83)      $ (0.60)   $ (0.90)   $  (0.96)   $  (0.96)
                                                      -------       -------    -------    --------    --------
    Total distributions...........................    $ (0.83)      $ (0.60)   $ (0.90)   $  (0.96)   $  (0.96)
                                                      -------       -------    -------    --------    --------
Effect of related preferred shares offering
  Costs...........................................         --       $ (0.05)        --          --          --
                                                      -------       -------    -------    --------    --------
Net asset value, end of period....................    $  5.90       $  6.77    $  7.21    $   8.49    $   9.70
                                                      =======       =======    =======    ========    ========
Market price per share, end of period.............    $  5.45       $  6.44    $6.8125    $  7.125    $10.1875
                                                      =======       =======    =======    ========    ========
Total investment return(c)
  Based on market price per share.................     (2.48%)        3.34%      8.25%     (20.63%)     (7.10%)
  Based on net asset value per share..............      (.59%)        2.27%     (4.48%)     (2.58%)     (0.84%)
Net assets, end of period(a)......................    $57,160       $63,846    $66,959    $ 77,968    $ 87,286
Preferred Stock outstanding, end of year(a).......    $30,000       $30,000    $     0    $      0    $      0
Credit Facility indebtedness, end of year(a)......    $     0       $     0    $30,000    $ 30,000    $ 30,000
Asset Coverage:
  Per indebtedness(e).............................        N/A           N/A       323%        360%        391%
  Per preferred stock share(f)....................       291%          313%        N/A         N/A         N/A
Ratio of operating expenses to average net assets,
  applicable to common stock......................      1.63%         1.29%      1.03%       0.97%       0.95%
Ratio of total expenses to average net assets,
  applicable to common stock(d)...................      1.63%         3.06%      4.03%       3.66%       3.53%
Ratio of net investment income to average net
  assets, applicable to common stock(d)...........     11.93%        11.31%     11.38%      10.45%       9.92%
Portfolio turnover................................     26.71%        35.77%     33.04%      36.16%      26.74%

(a) Dollars in thousands.
(b) As of July 30, 2001, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment advisor.
(c) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return does not assume reinvestment of dividends.
(d) For the year ended December 31, 1998-2001, this ratio included interest paid on the Bank Credit Facility. In 2001 the Bank Credit Facility was replaced with preferred stock. Dividends paid on the preferred stock is classified as a financing activity, and is not included in this ratio.
(e) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(f) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and the liquidation preference of the outstanding shares of Series T preferred stock.
 * Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the year.

              See accompanying notes to the financial statements.

                       PROSPECT STREET INCOME SHARES INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) SIGNIFICANT ACCOUNTING POLICIES:
  Prospect Street Income Shares Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

  (a) VALUATION OF INVESTMENTS
  Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the accounting period. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Warrants are valued at the last reported sales price on the last business day of the accounting period. Obligations with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (which include all restricted securities) are valued at fair value as determined by, or under the direction of, the Fund's Board of Directors; such values require the use of estimates.

  For tax purposes, premiums on debt securities are not being amortized and discounts are not being accreted, except for original issue discounts.

  Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

  (b) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for financial statement purposes and identified cost for Federal income tax purposes.

  At December 31, 2002, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

   CARRYOVER
   AVAILABLE           EXPIRATION DATE
  -----------         -----------------
  $   350,141         December 31, 2003
    1,390,664         December 31, 2006
    3,206,180         December 31, 2007
    4,737,419         December 31, 2008
   15,210,950         December 31, 2009
    2,791,985         December 31, 2010
  -----------
  $27,687,339

                       PROSPECT STREET INCOME SHARES INC.

                               DECEMBER 31, 2002

  At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $ 88,900,042
                                                              ------------
Gross investment unrealized appreciation for tax purposes...  $  5,366,368
Gross investment unrealized depreciation for tax purposes...  $(14,946,682)
                                                              ------------
Net unrealized depreciation on investments for tax
  purposes..................................................  $ (9,580,314)
                                                              ============

  Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, permanent book/tax differences of approximately $2,203,458 have been reclassified between Capital in excess of par value and Accumulated net realized loss from security transactions for the year ended December 31, 2002. Additionally, differences of $123,078 has been reclassified between capital in excess of par and undistributed net investment income for the year ended December 31, 2002. These reclassification differences are attributable to the expiration of capital loss carryforwards, and other book/tax differences in the recognition of capital losses. These reclassifications have no effect on net assets or net asset values per share.

  (c) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

  (d) CASH AND CASH EQUIVALENTS
  The Fund considers all highly liquid investments purchased with initial maturity at three months or less to be cash equivalents.

(2) INVESTMENT ADVISORY AGREEMENT:
  Highland Capital Management, L.P. ("Highland," or "Investment Advisor") earned $306,044 in Investment advisory fees for the period from January 1, 2002 to December 31, 2002. Investment advisory fees paid by the Fund to Highland were calculated at .5% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities and preferred stock. On December 31, 2002, the fee payable to the Investment Advisor was $73,456, which is included in the accompanying statement of net assets. The Fund also directly pays Highland's other costs and expenses of operating the Fund. The agreement between the Fund and Highland, however, provides that if the costs and expenses (excluding interest, advisory fee, taxes, brokerage charges and expenses and extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Investment Plan) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, the Advisor is obligated to reimburse the Fund for any excess pursuant to the Existing Advisory Agreement. As of December 31, 2002, no such expense reimbursement was required.

(3) PURCHASES AND SALES OF SECURITIES:
  For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments, aggregated approximately

                       PROSPECT STREET INCOME SHARES INC.

                               DECEMBER 31, 2002

$25,210,728 and $21,881,557 respectively. The aggregate proceeds from sales of short-term investments was approximately $35,980.

  The Advisor and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Advisor to be equitable to the Fund and such other accounts. The Advisor also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Advisor believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts, including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(4) CERTAIN TRANSACTIONS:
  Certain officers of the Investment Advisor serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Advisor receive fees of $10,000 per year, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings. For the period January 1, 2002 to December 31, 2002, the Fund incurred Board of Directors' fees and expenses of $42,301.

(5) PREFERRED STOCK:
  On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares, $25,000 liquidation preference, for a total issuance of $30,000,000. All such Preferred Shares were outstanding as of December 31, 2002. The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series T cumulative preferred shares follows.

  Redemption
  Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure the failure to meet certain asset coverages as defined in the prospectus, portfolio valuation or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock.

                       PROSPECT STREET INCOME SHARES INC.

                               DECEMBER 31, 2002

  Dividends
  The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds. The average dividend rate of the preferred shares for the year ended December 31, 2002 was 1.88%.

  In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

  Voting Rights
  The Fund's Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on certain matters as required under the Fund's Charter, the 1940 Act and Maryland law.

  Liquidation
  In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

(6) DIVIDENDS AND DISTRIBUTIONS:
  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay quarterly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) allocated to common shareholders for income tax purposes. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect to do otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for distributions, participants will be issued shares of common stock at the most recently determined net asset value, but in no event less than 95% of the market price, and when the net asset value of the common stock exceeds its market price, or if the Fund declares a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy the common stock in the open market for the participants' account.

                       PROSPECT STREET INCOME SHARES INC.

                               DECEMBER 31, 2002

  For the twelve months ended December 31, 2002, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income....................  $7,994,810
Distributions from paid in capital..........................           0
                                                              ----------
                                                              $7,994,810
                                                              ==========

  During the year ended December 31, 2001, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income....................  $5,596,479
Distributions from paid in capital..........................           0
                                                              ----------
                                                              $5,596,479
                                                              ==========

  Additionally, at year end there were no significant differences between book and tax basis components of net assets.

                       PROSPECT STREET INCOME SHARES INC.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Prospect Street Income Shares, Inc.

  We have audited the accompanying statement of net assets of Prospect Street Income Shares, Inc., including the schedule of investments, as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street Income Shares, Inc. as of December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York
February 18, 2003

                       PROSPECT STREET INCOME SHARES INC.

                             DIRECTORS AND OFFICERS
                               DECEMBER 31, 2002

DIRECTORS AND OFFICER INFORMATION

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and officers of the Fund and their business addresses, principal occupations for the last five years, other directorships held by the Directors. For the purposes hereof, the term "Fund Complex" includes each of the independent companies advised by the Advisors. The Statement of Additional Information includes additional information about Fund Directors and is available, without charge, upon request by calling (877) 532-2834.

INDEPENDENT DIRECTORS: (UNAUDITED)

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                                                     FUND
                             POSITION(S)     TERM OF OFFICE                                         COMPLEX
NAME, BIRTHDATE AND ADDRESS   HELD WITH        AND LENGTH           PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
  OF INDEPENDENT DIRECTOR       FUND         OF TIME SERVED           DURING PAST 5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
---------------------------  -----------   -------------------  --------------------------------  -----------   -------------------
        Bryan Ward           Director      Director since       Since 1999, Special Projects           2               None
     13455 Noel Road                       2001; term expires   Advisor, Contractor, Information
        Suite 1300                         in 2003              Technology consultant to
     Dallas, TX 75240                                           Accenture, LLP. Prior to 1999,
         Age: 47                                                he served as Vice President of
                                                                Operations and founding
                                                                management team member of
                                                                Quaris, Inc. (online energy
                                                                exchange and marketplace).
     Scott Kavanaugh         Director      Director since       Since January 2000, Executive          2        Mr. Kavanaugh is a
     13455 Noel Road                       2000; term expires   Vice President and Treasurer of                 member of the Board
        Suite 1300                         in 2005              Commercial Capital Bank. He has                  of Directors of
     Dallas, TX 75240                                           been the Managing Principal and                 Commercial Capital
         Age: 41                                                Chief Operating Officer of                             Bank
                                                                Financial Institutional Partners
                                                                Mortgage Company and the
                                                                Managing Principal and President
                                                                of Financial Institutional
                                                                Partners, LLC, an investment
                                                                banking firm, since April 1998.
                                                                From 1991 to April 1998, he was
                                                                the Managing Partner and
                                                                Director of Trade of Great
                                                                Pacific Securities, Inc., an
                                                                investment banking firm.
       James Leary           Director      Director since       Since January 1999, a Managing         2          Mr. Leary is a
     13455 Noel Road                       2000; term expires   Director of Benefit Capital                     member of the Board
        Suite 1300                         in 2003              Southwest, Inc., a financial                    of Capstone Asset
     Dallas, TX 75240                                           consulting firm. From 1995 to                   Management Group of
         Age: 72                                                December 1998, he was the Vice                    Mutual Funds.
                                                                Chairman, Finance and a Director
                                                                of Search Financial Services,
                                                                Inc., a financial services firm.
         Tim Hui             Director      Director since       Mr. Hui is the Assistant Provost       2               None
     13455 Noel Road                       2000; term expires   for Educational Resources of
        Suite 1300                         in 2005              Philadelphia Biblical
     Dallas, TX 75240                                           University. Mr. Hui joined the
         Age: 54                                                University in September 1998 as
                                                                the Director of Learning
                                                                Resources. Prior to 1998, Mr.
                                                                Hui practiced law, serving as
                                                                managing partner, of Hui &
                                                                Malik, Attorneys at Law.

                       PROSPECT STREET INCOME SHARES INC.

                             DIRECTORS AND OFFICERS
                               DECEMBER 31, 2002

INTERESTED DIRECTORS:* (UNAUDITED)

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                                                     FUND
                             POSITION(S)     TERM OF OFFICE                                         COMPLEX
NAME, BIRTHDATE AND ADDRESS   HELD WITH        AND LENGTH           PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
  OF INTERESTED DIRECTOR        FUND         OF TIME SERVED           DURING PAST 5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
---------------------------  -----------   -------------------  --------------------------------  -----------   -------------------
      James Dondero          President     Director since       Mr. Dondero is President and           2         Mr. Dondero is a
     13455 Noel Road            and        2000; term expires   Managing Partner of Highland                    member of the Board
        Suite 1300            Director     in 2004              Capital Management, L.P. Mr.                     of Directors of
     Dallas, TX 75240                                           Dondero is also President of the                  Genesis Health
         Age: 40                                                Funds in the Fund Complex.                       Ventures, Inc.,
                                                                                                                American Banknote
                                                                                                                Corporation, Audio
                                                                                                                 Visual Services
                                                                                                                 Corporation, and
                                                                                                                     Motient
                                                                                                                   Corporation.

OFFICERS: (UNAUDITED)

                             POSITION(S)     TERM OF OFFICE
NAME, BIRTHDATE AND ADDRESS   HELD WITH        AND LENGTH           PRINCIPAL OCCUPATION(S)
        OF OFFICER              FUND         OF TIME SERVED           DURING PAST 5 YEARS
---------------------------  -----------   -------------------  --------------------------------
        Mark Okada           Executive     Officer since 2000   Mr. Okada is Chief Investment
     13455 Noel Road           Vice-                            Officer of Highland Capital
        Suite 1300            President                         Management, L.P. Mr. Okada is
     Dallas, TX 75240                                           also Executive Vice-President of
         Age: 40                                                the Funds in the Fund Complex.

   R. Joseph Dougherty        Senior       Officer since 2000   Mr. Dougherty is a Portfolio
     13455 Noel Road           Vice-                            Manager of Highland Capital
        Suite 1300            President,                        Management, L.P. Prior to 2000,
     Dallas, TX 75240         Secretary,                        Mr. Dougherty was Portfolio
         Age: 32                and                             Analyst for Highland Capital
                              Treasurer                         Management, L.P. Mr. Dougherty
                                                                is also Senior Vice-President
                                                                and Secretary of the Funds in
                                                                the Fund Complex.

* Mr. Dondero is an "interested person" (as the term is defined in the Investment Company Act of 1940).

                       PROSPECT STREET INCOME SHARES INC.

INVESTMENT ADVISOR
Highland Capital Management, L.P.
13455 Noel Road,
Suite 1300
Dallas, TX 75240

OFFICERS
James Dondero -- President
Mark Okada -- Executive Vice-President
R. Joseph Dougherty -- Senior Vice-President and Secretary

DIRECTORS
James Dondero
Bryan Ward
Timothy Hui
Scott Kavanaugh
James Leary

AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449

CUSTODIAN
State Street Bank and Trust Company
Boston, MA

FACTS FOR SHAREHOLDERS:
Prospect Street Income Shares Inc. is listed on the New York Stock Exchange under the symbol "CNN". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is www.prospectstreet.net.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please address all general shareholder inquires to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038. Please address all dividend reinvestment inquires to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269. Additionally, answers to many of your shareholder questions and requests for forms are available by visiting American Stock Transfers website at http://www.amstock.com.